MMA Praxis Genesis Conservative Portfolio
Class A Shares (MCONX)

Summary Prospectus	MMA ®
May 1, 2010	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis Genesis Conservative Portfolio’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objectives

The Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses [1]	1.00%
Acquired Fund Fees and Expenses (AFFE)[1,2]	0.67%
Total Annual Fund Operating Expenses	1.97%
Fee Waiver and/or Expense Reimbursement	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [3]	1.33%

1 “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated fees and expenses for the year ending December 31, 2010.
2 Because the portfolio invests primarily in other MMA Praxis equity and fixed income funds, the Portfolio is a shareholder of those underlying funds.  The underlying funds do not charge the Portfolio any sales charge for buying or selling shares.  However, the Portfolio indirectly pays a portion of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are represented as Acquired Fund Fees and Expenses (AFFE). Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.
3 The Adviser has entered into an expense limitation agreement with respect to the Conservative Portfolio until April 30, 2011, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60% of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$653	$1,052	$1,476	$2,651

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance.  The Portfolio will not report a turnover rate until the end of the current fiscal year.

Principal investment strategies

The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying MMA Praxis Funds.

This methodology typically results in an allocation of 60%-80% of assets in bond funds and 20%-40% in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying MMA Praxis Funds and whose screening criteria may differ from MMA’s core stewardship investing guidelines. Investments in these non-MMA Praxis funds and ETFs may not exceed 10% of the value of the Portfolio.  The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation percentages are targets.  The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above.  As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

Stewardship Investing  The Portfolio analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates.

Who may want to invest?  Consider investing in the Portfolio if you are:
•	Looking for a conservative approach to a diversified asset allocation framework
•	Looking to add a monthly income component to your portfolio
•	Seeking higher potential returns than provided by money market funds
•	Willing to accept the risks of price and dividend fluctuations

This Portfolio will not be appropriate for anyone:
•	Investing emergency reserves
•	Seeking guarantee of principal

PORTFOLIO PERFORMANCE

The Portfolio’s performance information is only shown when the Portfolio has had a full calendar year of operations.  Since the Portfolio has not had a full year calendar year of operations, there is no performance information included in this Prospectus.

PORTFOLIO MANAGEMENT

Investment Adviser

MMA Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.

Portfolio Manager

Chad Horning, CFA®, has served as portfolio manager of the Portfolio since its inception in December 2009.

PURCHASE AND SALE OF PORTFLIO SHARES

The minimum initial investment for the Portfolio, including an IRA or other Retirement Plans, is $1,000.  The minimum requirement for subsequent investments in the Portfolio is $50.

Purchasing Fund Shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions;

•	Via wire transfer, if you have elected that option on you application, by calling 1-800-977-2947; or

•	Via the Automatic Withdrawal Plan, if you have elected this option.

TAX INFORMATION
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.